Exhibit 99.1

Trinity Services, LLC

Big Vehicle & Equipment

Company, LLC

Combined Financial Statements

Years Ended December 31, 2018 and 2017

Trinity Services, LLC

Big Vehicle & Equipment

Company, LLC

Combined Financial Statements

Years Ended December 31, 2018 and 2017

Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Contents

Independent Auditor’s Report	3-4

Financial Statements
Combined Balance Sheets	5
Combined Statements of Loss and Members’ Equity	6
Combined Statements of Cash Flows	7-8
Summary of Accounting Policies	9-11
Notes to Financial Statements	12-16

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2640 Youree Drive Suite 100 Shreveport, LA 71104 Phone 318 221 3615 Fax 318 425 2904 www.RBM.com

Independent Auditor’s Report

Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Shreveport, Louisiana

We have audited the accompanying combined financial statements of Trinity Services, LLC and Big Vehicle & Equipment Company, LLC, which comprise the combined balance sheets as of December 31, 2018 and 2017, and the related combined statements of loss, changes in members’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

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We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Trinity Services, LLC and Big Vehicle & Equipment Company, LLC as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Certified Public Accountants
June 5, 2019

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Combined Balance Sheets

December 31,	2018	2017

Assets

Current assets:
Receivables (Notes 1 and 7)	$1,174,877	$682,135
Prepaids	47,141	47,096
Costs and estimated earnings in excess of billings on uncompleted contracts (Note 2)	19,471	70,409

Total current assets	1,241,489	799,640

Property and equipment (Notes 3 and 5), less accumulated depreciation	3,377,636	2,815,689

	$4,619,125	$3,615,329

Liabilities and Members’ Equity

Current liabilities:
Notes payable (Note 4)	$36,872	$36,842
Accounts payable	811,802	583,275
Accrued expenses	25,159	92,394
Current maturities of long-term debt (Note 5)	381,542	326,199

Total current liabilities	1,255,375	1,038,710

Long-term debt, less current maturities (Note 5)	626,806	257,564

Total liabilities	1,882,181	1,296,274

Members’ equity	2,736,944	2,319,055

	$4,619,125	$3,615,329

See accompanying summary of accounting policies and notes to combined financial statements.

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Combined Statements of Loss and Members’ Equity

Years Ended December 31,	2018	2017

Revenue (Note 6)	$5,481,779	$3,063,295

Cost of revenue (Note 6)	5,118,073	2,838,414

Gross profit	363,706	224,881

Selling, general and administrative expenses	356,629	262,330

Operating income (loss)	7,077	(37,449)

Other income (expense):
Interest expense	(32,836)	(40,484)
Loss on disposal of equipment	—	(17,674)
Bad debt expense	(17,551)	(80,008)
Other income	21,637	1,081
Miscellaneous expense	(1,141)	(10,887)

Other expense	(29,891)	(147,972)

Net loss	(22,814)	(185,421)

Members’ equity, beginning of year	2,319,055	2,003,453
Contributions	552,996	1,007,508
Distributions	(112,293)	(506,485)

Members’ equity, end of year	$2,736,944	$2,319,055

See accompanying summary of accounting policies and notes to combined financial statements.

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Combined Statements of Cash Flows

Years Ended December 31,	2018	2017

Cash Flows From Operating Activities:
Net loss	$(22,814)	$(185,421)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	281,578	253,258
Loss on disposal of equipment	—	17,674
Change in operating assets and liabilities:
Receivables	(492,742)	(341,676)
Costs and estimated earnings in excess of billings on uncompleted contracts	50,938	(70,409)
Prepaids	(46)	(14,740)
Bank overdraft	—	(271,121)
Accounts payable	228,527	430,775
Accrued expenses	(67,235)	90,765

Net cash used in operating activities	(21,794)	(90,895)

Cash Flows From Investing Activities:
Capital expenditures	(843,525)	(118,725)

Net cash used in investing activities	(843,525)	(118,725)

Cash Flows From Financing Activities:
Net proceeds on notes payable	31	11,871
Proceeds from long-term debt	823,116	118,725
Principal payments on long-term debt	(398,531)	(421,999)
Members’ contributions	552,996	1,007,508
Members’ distributions	(112,293)	(506,485)

Net cash provided by financing activities	865,319	209,620

(Continued)

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Combined Statements of Cash Flows

(Concluded)

Years Ended December 31,	2018	2017

Net increase (decrease) in cash	—	—
Cash at beginning of year	—	—

Cash at end of year	$—	$—

See accompanying summary of accounting policies and notes to combined financial statements.

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Summary of Accounting Policies

Basis of Combination	The accompanying combined financial statements include the accounts of Trinity Services, LLC and Big Vehicle & Equipment Company, LLC which are under identical control and ownership. All significant intercompany accounts and transactions have been eliminated in the combination.

Business	Trinity Services, a Louisiana limited liability company formed on March 24, 1997, provides various oil field services primarily in Eastern Texas. Services include, but are not limited to, clearing and preparing oil well sites for drilling, constructing reserve pits, closing pits, and saltwater disposal.

Use of Estimates	The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates in the combined financial statements related to the determination of the estimated useful lives of property and equipment for computing depreciation.

Revenue and Cost Recognition	Revenue is determined from contracts under the percentage-of- completion method by comparing total costs incurred to date to the estimated total costs for each contract. The cost-to-cost method is used because management considers costs to be the best available measure of progress on these contracts. Contracts are usually short-term and last a month or two. Revenue is therefore normally billed at the completion of each contract.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools and repairs and depreciation. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Summary of Accounting Policies

(Continued)

Revenue and Cost Recognition – (continued)	Changes in job performance, job conditions and estimated profitability, including those arising from contract change orders, contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined. The asset, “costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenue recognized in excess of amounts billed. The liability, “billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenue recognized.

Accounts Receivable and Allowance for Doubtful Accounts	Accounts receivable are carried at cost less an allowance for doubtful accounts. The Company records an allowance for doubtful accounts based on specifically identified amounts believed to be uncollectible. The Company has a limited number of customers with individually large amounts due at any given balance sheet date. Any unanticipated change in one of those customers’ credit worthiness or other matters affecting the collectability of amounts due from such customers could have a material effect on the Company’s results of operations in the period in which such changes or events occur. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Bad debts are infrequent and immaterial due primarily to the large corporate customers purchasing the Company’s services. As of December 31, 2018 and 2017, the allowance for doubtful accounts was $25,000. The Company’s policy is not to accrue interest on accounts receivable.

Property and Equipment	Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of assets, which range from three to thirty years. Accelerated depreciation methods are used for income tax purposes. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Maintenance and repairs that do not improve efficiency or extend the economic life are expensed as incurred.

Income Taxes	The Company is a limited liability company and as such the members have elected to include taxable income or loss of the Company in its tax returns. As a result, no federal or state income tax is reflected in the accompanying financial statements. The Company files income tax returns in the U.S. federal and various state jurisdictions. The Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2015.

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Summary of Accounting Policies

(Concluded)

Advertising Costs	The Company expenses advertising costs when incurred. Advertising costs totaled $394 and $748 for the years ended December 31, 2018 and 2017, respectively.

Subsequent Events	The Company has evaluated subsequent events through June 5, 2019 which was the date the financial statements were available to be issued. No material subsequent events have occurred since December 31, 2018 that required recognition or disclosure in the financial statements, except for the transaction as described in Note 8.

Statements of Cash Flows	For purposes of reporting cash flows, cash includes cash in bank accounts. All cash is held in one bank, and at times may exceed the federally insured limit by the Federal Deposit Insurance Corporation (FDIC).

Cash for all affiliated companies is maintained in a single sweep account. Cash from several accounts is transferred each night into a control account from which all checks are cleared including loan payments. The total amounts of these transactions are reflected as member contributions and distributions as of the end of each year.

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Notes to Financial Statements

1.	Receivables

Receivables are summarized as follows:

	2018	2017

Trade accounts	$1,172,006	$688,869
Affiliates	27,871	17,238
Employees	—	1,028

	1,199,877	707,135
Less allowance for bad debts	25,000	25,000

Receivables	$1,174,877	$682,135

2.	Cost and Estimated Earnings on Uncompleted Contracts

Contracts in progress for the years ended December 31, are summarized as follows:

	2018	2017

Cost incurred on uncompleted contracts	$16,064	$58,088
Estimated earnings	3,407	12,321

	19,471	70,409
Less billings to date	—	—

	$19,471	$70,409

Included in accompanying combined balance sheets under the following captions:

	2018	2017

Cost and estimated earnings in excess of billings on uncompleted contracts	$19,471	$70,409

Billing in excess of costs and estimated earnings on uncompleted contracts	—	—

	$19,471	$70,409

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Notes to Financial Statements

(Continued)

3.	Property and Equipment

Major classes of property and equipment consist of the following:

	2018	2017

Buildings and land	$22,000	$22,000
Vehicles	446,357	288,422
Machinery and equipment	4,808,290	4,122,700

	5,276,647	4,433,122
Less accumulated depreciation	1,899,011	1,617,433

Property and equipment, net	$3,377,636	$2,815,689

Depreciation and amortization expense amounted to $281,578 and $253,258 for the years ended December 31, 2018 and 2017, respectively.

4.	Notes Payable

The Company has a note payable with a financial corporation to finance business insurance. The 5.4% note is due in monthly installments of $5,363 through July 2019. The balance as of December 31, 2018 was $36,872.

The Company had a note payable with a financial corporation to finance business insurance. The 4.65% note was due in monthly installments of $5,345 through July 2018. The balance as of December 31, 2017 was $36,842.

5.	Long-Term Debt

Long-term debt consists of the following:

	2018	2017

Note payable to a financial corporation, due in monthly installments of $3,099 including interest through January 2018, collateralized by equipment	$—	$3,099

(Continued)

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Notes to Financial Statements

(Continued)

5.	Long-Term Debt – (continued)

	2018	2017

4.19% note payable to a financial corporation, due in 36 monthly installments of $1,219 including interest through January 2020, collateralized by transportation equipment	15,445	29,080

4% note payable to a financial corporation, due in 36 monthly installments of $6,084 including interest through December 2018, collateralized by equipment	—	71,443

4% note payable to a financial corporation, due in 36 monthly installments of $11,535 including interest through October 2019, collateralized by equipment	113,261	254,979

4% note payable to a financial corporation, due in 36 monthly installments of $7,275 including interest through October 2019, collateralized by equipment	71,430	154,068

8% note payable to a financial corporation, due in 60 monthly installments of $1,573 including interest through June 2022, collateralized by transportation equipment	57,428	71,094

4.39% note payable to a financial corporation, due in 60 monthly installments of $679 including interest through December 2022, collateralized by transportation equipment	29,822	—

5.49% note payable to a financial corporation, due in 60 monthly installments of $751 including interest through April 2023, collateralized by transportation equipment	34,676	—

(Continued)

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Notes to Financial Statements

(Continued)

5.	Long-Term Debt – (continued)

	2018	2017

4.9% note payable to a financial corporation, due in 60 monthly installments of $777 including interest through August 2023, collateralized by transportation equipment	38,818	—

4.9% note payable to a financial corporation, due in 60 monthly installments of $769 including interest through August 2023, collateralized by transportation equipment	38,436	—

2.72% note payable to a financial corporation, due in 48 monthly installments of $8,676 including interest through May 2022, collateralized by equipment	339,513	—

7.95% note payable to a financial corporation, due in 48 monthly installments of $2,341 including interest through November 2022, collateralized by equipment	94,509	—

7.95% note payable to a financial corporation, due in 48 monthly installments of $4,945 including interest through November 2022, collateralized by equipment	175,010	—

	1,008,348	583,763
Less current maturities	381,542	326,199

Long-term debt	$626,806	$257,564

The amounts of long-term debt maturing in each of the next five years are as follows: 2019 - $381,541; 2020 - $218,908; 2021 - $229,263; 2022 - $163,518 and 2023 - $15,118.

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Trinity Services, LLC

Big Vehicle & Equipment Company, LLC

Notes to Financial Statements

(Concluded)

6.	Major Customers and Suppliers

The Company had sales to two customers during the year ended December 31, 2018 that accounted for 53% and 20% or more of total revenue. The Company had sales to two customers during the year ended December 31, 2017 that accounted for 38% and 29% or more of total revenue.

The Company had two suppliers which accounted for 33% and 33% of total materials and services purchased during the year ended December 31, 2018. The Company had two suppliers which accounted for 27% and 24% of total materials and services purchased during the year ended December 31, 2017.

7.	Related Party Transactions

An affiliated company paid the administrative and accounting overhead for the Company and other related affiliated companies. These expenses are not allocated to these entities including the combined entities of Trinity Services, LLC and Big Vehicle & Equipment Company, LLC.

The Company paid worker compensation insurance premiums of $9,893 and $10,952 as of December 31, 2018 and 2017, respectively, for an affiliate in which the member is majority shareholder. The Company has receivables related to the expenditures in the amount of $20,845 and $10,952 as of December 31, 2018 and 2017, respectively.

The Company paid fuel costs of $739 and $6,286 as of December 31, 2018 and 2017 respectively, on behalf of an affiliate in which the member is a majority shareholder. The Company has receivables related to these expenditures in the amount of $7,026 and $6,286 as of December 31, 2018 and 2017, respectively.

8.	Subsequent Event

On June 3, 2019, the Members of the Company entered into an agreement to exchange their membership interests in the Company for 2,000 shares of SMG Industries, Inc. Series A secured convertible preferred stock, cash consideration and debt assumption pursuit to the terms of the agreement. The closing will take place on the date when all of the closing conditions set forth in the agreement are satisfied or waived.

9.	Supplemental Cash Flows Information

Cash paid for interest totaled $33,916 and $38,076 for the years ended December 31, 2018 and 2017, respectively.

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